                                                                    EXHIBIT 99.2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $575,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-BC2

                                  [SURF LOGO]

                          [LITTON LOAN SERVICING, L.P.]
                                    SERVICER

                            [J.P. MORGAN CHASE BANK]
                                     TRUSTEE

                                 [MAY 25, 2004]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

FICO &
DOCUMENTATION

 FICO SCORE            FULL DOC   LITE DOC   STATED DOC   ALL DOCS      WAC     AVG PRIN BAL     CURRENT LTV
-------------          --------   --------   ----------   --------     ------   ------------     -----------
Not Available            0.03%      0.00%       0.03%       0.06%      8.362%     68,857.08         60.58%
451-500                  0.04%      0.00%       0.00%       0.04%      9.257%    111,712.03         69.60%
501-550                  7.57%      0.02%       0.84%       8.43%      7.692%    127,626.82         75.49%
551-600                 20.08%      0.63%       7.01%      27.71%      7.465%    146,569.40         81.94%
601-650                 24.71%      0.84%      15.08%      40.63%      7.076%    145,885.32         84.34%
651-700                  7.49%      0.19%       9.74%      17.42%      6.926%    136,113.41         83.44%
701-750                  1.79%      0.04%       2.39%       4.22%      6.744%    141,208.87         84.59%
751-800                  0.69%      0.10%       0.64%       1.43%      6.741%    157,295.58         80.40%
801-850                  0.00%      0.00%       0.06%       0.06%      6.875%     91,412.15         83.94%
                        -----       ----       -----      ------       -----     ----------         -----
TOTAL                   62.39%      1.82%      35.78%     100.00%      7.192%    142,356.78         82.70%
                        -----       ----       -----      ------       -----     ----------         -----

LTV & FICO

     CURRENT LTV      FICO NOT
(delete N/A buckets)    AVAIL     451-500   501-550   551-600   601-650   651-700   701-750   751-800
--------------------  --------    -------   -------   -------   -------   -------   -------   -------
10.01-20                0.00%      0.00%     0.01%      0.02%     0.00%     0.00%     0.00%    0.00%
20.01-30                0.00%      0.00%     0.04%      0.03%     0.07%     0.00%     0.00%    0.00%
30.01-40                0.01%      0.00%     0.19%      0.22%     0.16%     0.02%     0.00%    0.03%
40.01-50                0.00%      0.00%     0.22%      0.23%     0.27%     0.15%     0.04%    0.00%
50.01-60                0.02%      0.00%     0.37%      0.83%     0.56%     0.32%     0.11%    0.00%
60.01-70                0.01%      0.04%     1.44%      2.30%     2.31%     0.75%     0.17%    0.17%
70.01-80                0.01%      0.00%     3.05%      7.20%    13.97%     8.26%     1.95%    0.75%
80.01-90                0.01%      0.00%     3.12%     15.72%    15.63%     5.17%     0.89%    0.28%
90.01-100               0.00%      0.00%     0.00%      1.17%     7.66%     2.74%     1.04%    0.20%
                        ----       ----      ----      -----     -----     -----      ----     ----
TOTAL                   0.06%      0.04%     8.43%     27.71%    40.63%    17.42%     4.22%    1.43%
                        ----       ----      ----      -----     -----     -----      ----     ----

     CURRENT LTV
(delete N/A buckets)   801-850   TOTAL     AVG PRIN BAL     WAC     GROSS MARGIN   LITE DOC   STATED DOC
--------------------   -------   -------   ------------   -------   ------------   --------   ----------
10.01-20                0.00%      0.03%        43,206    8.13107      7.70000        0.00%      28.93%
20.01-30                0.00%      0.14%        74,171    7.47459      6.74601        0.00%      24.76%
30.01-40                0.00%      0.63%       110,970    6.96730      6.61977        0.00%      53.22%
40.01-50                0.00%      0.91%       101,874    7.22007      7.13721        0.00%      44.26%
50.01-60                0.00%      2.20%       126,972    7.06263      6.88601        0.00%      42.20%
60.01-70                0.00%      7.20%       144,270    6.95089      6.80710        3.27%      41.70%
70.01-80                0.05%     35.24%       154,320    6.68908      6.21846        1.34%      41.63%
80.01-90                0.00%     40.82%       155,392    7.37262      7.11343        2.32%      33.43%
90.01-100               0.01%     12.83%       101,011    8.16135      7.23277        1.34%      21.46%
                        ----     ------      ---------    -------      -------        ----       -----
TOTAL                   0.06%    100.00%     142356.78    7.19211      6.76314        1.83%      35.78%
                        ----     ------      ---------    -------      -------        ----       -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

PRIN BALANCE & FICO

    PRIN BALANCE       FICO NOT
(delete N/A buckets)    AVAIL     451-500     501-550     551-600    601-650     651-700     701-750
--------------------   --------   -------     -------     -------    -------     -------     -------
$1 - $50,000             0.01%      0.01%       0.22%       0.47%      0.93%       0.75%       0.21%
$50,001 - $100,000       0.03%      0.00%       1.77%       4.02%      5.94%       2.56%       0.48%
$100,001 - $150,000      0.02%      0.00%       2.15%       6.68%      8.57%       3.35%       0.83%
$150,001 - $200,000      0.00%      0.03%       1.59%       5.45%      7.43%       3.58%       0.64%
$200,001 - $250,000      0.00%      0.00%       1.52%       4.24%      5.64%       2.26%       0.57%
$250,001 - $300,000      0.00%      0.00%       0.55%       1.96%      4.66%       2.04%       0.47%
$300,001 - $350,000      0.00%      0.00%       0.22%       2.04%      3.24%       1.51%       0.27%
$350,001 - $400,000      0.00%      0.00%       0.26%       2.26%      2.19%       0.90%       0.59%
$400,001 - $450,000      0.00%      0.00%       0.14%       0.44%      1.02%       0.22%       0.00%
$450,001 - $500,000      0.00%      0.00%       0.00%       0.16%      0.57%       0.25%       0.16%
$500,001 - $550,000      0.00%      0.00%       0.00%       0.00%      0.18%       0.00%       0.00%
$550,001 - $600,000      0.00%      0.00%       0.00%       0.00%      0.10%       0.00%       0.00%
$600,001 - $650,000      0.00%      0.00%       0.00%       0.00%      0.14%       0.00%       0.00%
                         ----       ----        ----       -----      -----       -----        ----
TOTAL                    0.06%      0.04%       8.43%      27.71%     40.63%      17.42%       4.22%
                         ----       ----        ----       -----      -----       -----        ----

    PRIN BALANCE
(delete N/A buckets)   751-800     801-850     TOTAL    CURRENT LTV      WAC     GROSS MARGIN   LITE DOC  STATED DOC
--------------------   -------     -------    -------   -----------    -------   ------------   --------  ----------
$1 - $50,000             0.05%      0.01%       2.67%      86.69%      9.61712      8.42573       0.45%      48.12%
$50,001 - $100,000       0.16%      0.00%      14.97%      82.88%      7.88238      7.44513       0.61%      24.71%
$100,001 - $150,000      0.15%      0.02%      21.77%      82.68%      7.31288      7.02863       0.29%      30.88%
$150,001 - $200,000      0.30%      0.03%      19.05%      81.40%      7.01290      6.71629       1.24%      39.37%
$200,001 - $250,000      0.16%      0.00%      14.40%      82.17%      6.96733      6.68436       1.90%      39.75%
$250,001 - $300,000      0.14%      0.00%       9.82%      82.79%      6.77740      6.35910       2.34%      47.85%
$300,001 - $350,000      0.17%      0.00%       7.45%      84.28%      6.82201      6.35303       3.02%      41.18%
$350,001 - $400,000      0.20%      0.00%       6.40%      84.23%      6.57884      6.12392       7.13%      37.38%
$400,001 - $450,000      0.00%      0.00%       1.82%      84.45%      6.91731      6.33219       4.01%      24.34%
$450,001 - $500,000      0.00%      0.00%       1.14%      80.70%      6.32677      5.58722      14.55%      21.98%
$500,001 - $550,000      0.00%      0.00%       0.18%      86.67%      5.68533      5.04733       0.00%       0.00%
$550,001 - $600,000      0.10%      0.00%       0.20%      70.82%      6.50886            -       0.00%       0.00%
$600,001 - $650,000      0.00%      0.00%       0.14%      70.00%      6.25000            -       0.00%       0.00%
                         ----       ----      ------       -----       -------      -------      -----       -----
TOTAL                    1.43%      0.06%     100.00%      82.70%      7.19211      6.76314       1.83%      35.78%
                         ----       ----      ------       -----       -------      -------      -----       -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

PREPAYMENT PENALTY & FICO

  PREPAYMENT PENALTY
        TERM            FICO NOT
(whatever increments)    AVAIL     451-500     501-550    551-600     601-650    651-700     701-750     751-800
---------------------   --------   -------     -------    -------     -------    -------     -------     -------
 0                       0.01%      0.00%       1.57%       3.60%      5.65%       2.98%       0.68%       0.25%
 6                       0.00%      0.00%       0.00%       0.04%      0.00%       0.02%       0.00%       0.00%
12                       0.00%      0.00%       0.34%       1.14%      2.51%       0.59%       0.11%       0.13%
13                       0.00%      0.00%       0.00%       0.00%      0.36%       0.25%       0.04%       0.00%
24                       0.03%      0.01%       4.08%      15.45%     19.00%       7.67%       1.82%       0.45%
36                       0.02%      0.03%       1.54%       4.79%      9.51%       4.68%       1.44%       0.61%
48                       0.00%      0.00%       0.00%       0.04%      0.02%       0.00%       0.00%       0.00%
60                       0.00%      0.00%       0.90%       2.66%      3.57%       1.24%       0.12%       0.00%
                         ----       ----        ----       -----      -----       -----        ----        ----
TOTAL                    0.06%      0.04%       8.43%      27.71%     40.63%      17.42%       4.22%       1.43%
                         ----       ----        ----       -----      -----       -----        ----        ----

  PREPAYMENT PENALTY
        TERM
(whatever increments)   801-850     TOTAL    CURRENT LTV    WAC      GROSS MARGIN   AVG PRIN BAL    LITE DOC   STATED DOC
---------------------   -------    -------   -----------  -------    ------------   ------------    --------   ----------
 0                       0.00%      14.75%      83.09%    7.66992       7.18573      126,198.56       0.11%       43.20%
 6                       0.00%       0.06%      82.13%    7.58957       7.70121      109,950.73       0.00%      100.00%
12                       0.00%       4.82%      84.19%    7.30825       6.98399      183,448.80       2.56%       37.34%
13                       0.00%       0.65%      86.28%    6.64694       5.26063      181,316.17       0.00%       41.57%
24                       0.02%      48.52%      83.24%    7.12272       6.68267      146,836.05       2.24%       36.96%
36                       0.04%      22.66%      81.51%    7.10422       6.64155      140,476.44       1.67%       33.84%
48                       0.00%       0.06%      89.64%    8.62003       9.74000       86,805.13       0.00%        0.00%
60                       0.00%       8.49%      80.99%    6.95670       6.54536      135,139.23       2.59%       19.86%
                         ----      ------       -----     -------       -------      ----------       ----        -----
TOTAL                    0.06%     100.00%      82.70%    7.19211       6.76314      142,356.78       1.83%       35.78%
                         ----      ------       -----     -------       -------      ----------       ----        -----

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

MORTG RATES & FICO

    MORTG RATES         FICO NOT
(50 bps increment)        AVAIL       451-500      501-550       551-600      601-650       651-700      701-750      751-800
-----------------       --------      -------      -------       -------      -------       -------      -------      -------
4.501-5.0%                0.00%        0.00%        0.00%         0.00%         0.24%         0.22%        0.09%        0.00%
5.001-5.5%                0.00%        0.00%        0.09%         0.19%         1.49%         1.06%        0.31%        0.10%
5.501-6.0%                0.00%        0.00%        0.24%         2.04%         6.39%         3.40%        1.08%        0.65%
6.001-6.5%                0.00%        0.00%        0.84%         3.19%         7.48%         3.17%        0.90%        0.19%
6.501-7.0%                0.00%        0.00%        1.84%         6.66%         8.29%         3.54%        0.66%        0.03%
7.001-7.5%                0.01%        0.00%        1.42%         4.68%         5.50%         2.02%        0.39%        0.11%
7.501-8.0%                0.01%        0.00%        1.29%         3.92%         4.64%         1.68%        0.29%        0.10%
8.001-8.5%                0.01%        0.00%        0.84%         2.18%         2.39%         0.57%        0.16%        0.09%
8.501-9.0%                0.03%        0.01%        0.81%         2.06%         1.69%         0.54%        0.08%        0.04%
9.001-9.5%                0.00%        0.03%        0.37%         1.71%         0.99%         0.26%        0.06%        0.03%
9.501-10.0%               0.00%        0.00%        0.51%         0.78%         0.62%         0.32%        0.09%        0.08%
10.001-10.5%              0.00%        0.00%        0.07%         0.24%         0.32%         0.21%        0.08%        0.02%
10.501-11.0%              0.00%        0.00%        0.05%         0.06%         0.24%         0.29%        0.03%        0.00%
11.001-11.5%              0.00%        0.00%        0.05%         0.00%         0.11%         0.01%        0.00%        0.00%
11.501-12.0%              0.00%        0.00%        0.00%         0.00%         0.13%         0.03%        0.00%        0.00%
12.001-12.5%              0.00%        0.00%        0.00%         0.00%         0.04%         0.02%        0.00%        0.00%
12.501-13.0%              0.00%        0.00%        0.01%         0.00%         0.04%         0.05%        0.00%        0.00%
13.001-13.5%              0.00%        0.00%        0.00%         0.00%         0.01%         0.00%        0.00%        0.00%
13.501-14.0%              0.00%        0.00%        0.00%         0.00%         0.00%         0.00%        0.00%        0.00%
                          ----         ----         ----         -----         -----         -----         ----         ----
TOTAL                     0.06%        0.04%        8.43%        27.71%        40.63%        17.42%        4.22%        1.43%
                          ----         ----         ----         -----         -----         -----         ----         ----

    MORTG RATES
(50 bps increment)       801-850     TOTAL    CURRENT LTV       WAC      GROSS MARGIN   AVG PRIN BAL     LITE DOC     STATED DOC
------------------       -------    -------   -----------    --------    ------------   ------------     --------     ----------
4.501-5.0%                0.00%       0.55%      75.61%       4.87119       4.21517      229,917.77        2.81%         28.21%
5.001-5.5%                0.00%       3.25%      78.67%       5.39493       4.85708      199,339.70        4.37%         23.82%
5.501-6.0%                0.00%      13.80%      79.49%       5.86793       5.45854      191,096.33        2.87%         22.81%
6.001-6.5%                0.05%      15.83%      79.72%       6.34336       6.00412      181,610.82        3.52%         33.74%
6.501-7.0%                0.00%      21.02%      82.44%       6.83884       6.48944      166,866.85        1.17%         34.80%
7.001-7.5%                0.00%      14.13%      83.56%       7.32333       7.00280      151,605.39        1.57%         41.91%
7.501-8.0%                0.00%      11.93%      84.47%       7.80994       7.51389      130,722.89        1.38%         36.87%
8.001-8.5%                0.01%       6.24%      84.78%       8.30356       8.05170      111,256.94        0.33%         41.60%
8.501-9.0%                0.00%       5.26%      85.14%       8.82315       8.61800      105,312.41        0.24%         37.32%
9.001-9.5%                0.00%       3.45%      87.37%       9.31930       9.12264       99,009.58        0.00%         51.85%
9.501-10.0%               0.00%       2.39%      87.90%       9.79830       9.51634       81,525.57        1.26%         44.65%
10.001-10.5%              0.00%       0.95%      94.02%      10.30057       9.95988       56,372.83        1.92%         64.25%
10.501-11.0%              0.00%       0.68%      95.88%      10.89746      11.20339       46,830.46        0.00%         60.31%
11.001-11.5%              0.00%       0.17%      91.32%      11.22346      11.90500       50,025.54        0.00%         28.21%
11.501-12.0%              0.00%       0.17%      99.84%      11.89098             -       40,875.09        0.00%         57.75%
12.001-12.5%              0.00%       0.06%      99.98%      12.33070             -       31,389.77        0.00%         59.09%
12.501-13.0%              0.00%       0.10%      94.26%      12.88803             -       42,160.27        0.00%         95.43%
13.001-13.5%              0.00%       0.01%     100.00%      13.25000             -       49,800.00        0.00%        100.00%
13.501-14.0%              0.00%       0.00%     100.00%      13.69000             -       25,994.92        0.00%        100.00%
                          ----      ------       -----       --------      --------      ----------        ----         ------
TOTAL                     0.06%     100.00%      82.70%       7.19211       6.76314      142,356.78        1.83%         35.78%
                          ----      ------       -----       --------      --------      ----------        ----         ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC2

MORTG RATES & LTV

    MORTG RATES
(50 bps increment)      LTV 11-20      21-30        31-40        41-50        51-60        61-70         71-80         81-90
------------------      ---------      -----        -----        -----        -----        -----        ------        ------
4.501-5.0%                0.00%        0.00%        0.00%        0.05%        0.00%        0.00%         0.50%         0.00%
5.001-5.5%                0.00%        0.00%        0.00%        0.01%        0.08%        0.31%         2.52%         0.29%
5.501-6.0%                0.01%        0.02%        0.11%        0.08%        0.29%        1.22%         7.88%         3.87%
6.001-6.5%                0.00%        0.03%        0.15%        0.19%        0.45%        1.77%         6.73%         5.60%
6.501-7.0%                0.00%        0.01%        0.17%        0.15%        0.49%        1.35%         7.45%         9.29%
7.001-7.5%                0.00%        0.03%        0.09%        0.07%        0.32%        0.83%         4.10%         6.67%
7.501-8.0%                0.01%        0.00%        0.03%        0.18%        0.23%        0.65%         2.95%         5.81%
8.001-8.5%                0.00%        0.00%        0.03%        0.05%        0.08%        0.27%         1.72%         2.90%
8.501-9.0%                0.00%        0.00%        0.02%        0.04%        0.17%        0.43%         0.75%         2.86%
9.001-9.5%                0.00%        0.01%        0.00%        0.01%        0.07%        0.16%         0.35%         2.29%
9.501-10.0%               0.01%        0.02%        0.01%        0.07%        0.04%        0.17%         0.19%         0.89%
10.001-10.5%              0.00%        0.00%        0.00%        0.00%        0.00%        0.02%         0.05%         0.29%
10.501-11.0%              0.00%        0.01%        0.00%        0.00%        0.00%        0.02%         0.03%         0.06%
11.001-11.5%              0.00%        0.00%        0.00%        0.01%        0.00%        0.00%         0.04%         0.00%
11.501-12.0%              0.00%        0.00%        0.00%        0.00%        0.00%        0.00%         0.00%         0.00%
12.001-12.5%              0.00%        0.00%        0.00%        0.00%        0.00%        0.00%         0.00%         0.00%
12.501-13.0%              0.00%        0.00%        0.01%        0.00%        0.00%        0.00%         0.00%         0.00%
13.001-13.5%              0.00%        0.00%        0.00%        0.00%        0.00%        0.00%         0.00%         0.00%
13.501-14.0%              0.00%        0.00%        0.00%        0.00%        0.00%        0.00%         0.00%         0.00%
                          ----         ----         ----         ----         ----         ----         -----         -----
TOTAL                     0.03%        0.14%        0.63%        0.91%        2.20%        7.20%        35.24%        40.82%
                          ----         ----         ----         ----         ----         ----         -----         -----

    MORTG RATES
(50 bps increment)       91-100         TOTAL        AVG FICO     GROSS MARGIN     AVG PRIN BAL      LITE DOC    STATED DOC
------------------      --------       -------       --------     ------------     ------------      --------    ----------
4.501-5.0%                0.00%          0.55%        659.520         4.21517        229,917.77        2.81%         28.21%
5.001-5.5%                0.04%          3.25%         651.62         4.85708        199,339.70        4.37%         23.82%
5.501-6.0%                0.33%         13.80%         643.47         5.45854        191,096.33        2.87%         22.81%
6.001-6.5%                0.93%         15.83%         628.83         6.00412        181,610.82        3.52%         33.74%
6.501-7.0%                2.10%         21.02%         612.85         6.48944        166,866.85        1.17%         34.80%
7.001-7.5%                2.01%         14.13%         610.00         7.00280        151,605.39        1.57%         41.91%
7.501-8.0%                2.07%         11.93%         606.36         7.51389        130,722.89        1.38%         36.87%
8.001-8.5%                1.18%          6.24%         605.17         8.05170        111,256.94        0.33%         41.60%
8.501-9.0%                0.98%          5.26%         597.98         8.61800        105,312.41        0.24%         37.32%
9.001-9.5%                0.56%          3.45%         598.16         9.12264         99,009.58        0.00%         51.85%
9.501-10.0%               1.00%          2.39%         606.40         9.51634         81,525.57        1.26%         44.65%
10.001-10.5%              0.60%          0.95%         630.88         9.95988         56,372.83        1.92%         64.25%
10.501-11.0%              0.56%          0.68%         638.86        11.20339         46,830.46        0.00%         60.31%
11.001-11.5%              0.12%          0.17%         600.48        11.90500         50,025.54        0.00%         28.21%
11.501-12.0%              0.17%          0.17%         636.99               -         40,875.09        0.00%         57.75%
12.001-12.5%              0.06%          0.06%         647.79               -         31,389.77        0.00%         59.09%
12.501-13.0%              0.09%          0.10%         642.29               -         42,160.27        0.00%         95.43%
13.001-13.5%              0.01%          0.01%         629.00               -         49,800.00        0.00%        100.00%
13.501-14.0%              0.00%          0.00%         664.00               -         25,994.92        0.00%        100.00%
                         -----         ------          ------        --------        ----------        ----         ------
TOTAL                    12.83%        100.00%         618.46         6.76314        142,356.78        1.83%         35.78%
                         -----         ------          ------        --------        ----------        ----         ------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.